Exhibit 4

                                                             Conformed copy
                                                             --------------






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                          REGISTRATION RIGHTS AGREEMENT






                                   relating to
                                    Warrants
                             of Audiovox Corporation







================================================================================

                                  Table of Contents


                                                                Page
                                                                ----

               Section 1. Definitions  . . . . . . . . . . . .   1
               Section 2. Registration . . . . . . . . . . . .   2
               Section 3. Liquidated Damages . . . . . . . . .   4
               Section 4. Registration Procedures  . . . . . .   5
               Section 5. Registration Expenses  . . . . . . .   9
               Section 6. Indemnification  . . . . . . . . . .   10
               Section 7. Rule 144A  . . . . . . . . . . . . .   12
               Section 8. Miscellaneous  . . . . . . . . . . .   13

                            REGISTRATION RIGHTS AGREEMENT

                    This Registration Rights Agreement (this "Agreement") is made and entered into as of the date set forth on the signature page hereto, by and among Audiovox Corporation, a Delaware corporation with an address of 150 Marcus Boulevard, Hauppauge, New York 11788 (the "Company"), and the persons who have purchased (the "Purchasers") Warrants ("Warrants") of the Company pursuant to the offering of Warrants (the "Offering") described in the Offering Memorandum of the Company dated April 12, 1995 (the "Offering Memorandum"), as amended to date.

                    The parties hereby agree as follows:

          SECTION 1.     DEFINITIONS

                    As used in this Agreement, the following capitalized terms shall have the following meanings:

                    Act:  The Securities Act of 1933, as amended.
                    ---

                    Class A Common Stock:  The Class A Common Stock, par
                    --------------------
          value $.01 per share, of the Company issuable upon exercise, subject to certain restrictions, of the Warrants.

                    Commission:  The Securities and Exchange Commission.
                    ----------

                    Damages Payment Date:  As defined in Section 3.
                    --------------------

                    Effectiveness Target Date:  As defined in Section 2(a).
                    -------------------------

                    Exchange Act:  The Securities Exchange Act of 1934, as
                    ------------
          amended.

                    Holder:  As defined in Section 2(a) hereof.
                    ------

                    NASD:  National Association of Securities Dealers, Inc.
                    ----

                    Offer Termination Date:  The date upon which the
                    ----------------------
          Offering shall close as provided in the Offering Memorandum.

                    Person:  An individual, partnership, corporation, trust
                    ------
          or unincorporated organization, or a government or agency or political subdivision thereof.

                    Prospectus:  The prospectus included in a Registration
                    ----------
          Statement, as amended or supplemented by any prospectus supplement and by all other amendments and supplements to the prospectus included in such Registration Statement, including post-effective amendments, and all material which may be incorporated by reference into such prospectus.

                    Registration Default:  As defined in Section 3 hereof.
                    --------------------

                    Registration Expenses:  As defined in Section 5 hereof.
                    ---------------------

                    Registration Statement:  As defined in Section 2(a)
                    ----------------------
          hereof.

                    Resale Registration Statement:  As defined in Section
                    -----------------------------
          2(a) hereof.

                    Shelf Registration Statement:  As defined in Section
                    ----------------------------
          2(a) hereof.

                    Transfer Restricted Warrants:  Each Warrant, until the
                    ----------------------------
          date on which such Warrant (i) has been registered under the Act and disposed of in accordance with the Resale Registration Statement, (ii) is distributed to the public pursuant to Rule 144 promulgated under the Act or is salable pursuant to Rule 144(k) promulgated under the Act (or any similar provisions then in force), (iii) otherwise is freely transferable under the Act or
          (iv) has been repurchased by the Company.


                    Warrant Agreement:  The Warrant Agreement, dated as of
                    -----------------
          the date hereof, among the Company and Continental Stock Transfer & Trust Company, as warrant agent (the "Warrant Agent"), pursuant to which the Warrants are to be issued, as such Warrant Agreement is amended or supplemented from time to time in accordance with the terms thereof.

          SECTION 2.     REGISTRATION

                    (a) If a national securities exchange has agreed to list the Warrants or a national securities association has agreed to quote the Warrants on its automated quotation system (either of such events being referred to herein as "Warrant Listing"), the Company shall file with the Commission as promptly as practicable after receiving notification of such Warrant Listing, but in no event prior to 300 days after the Offer Termination Date, a shelf registration statement or statement pursuant to Rule 415 promulgated under the Act on Form S-1, Form S-2 or
          Form S-3, as determined by the Company, if the use of such forms is then available, to cover resales of all Transfer Restricted Warrants by the registered holders ("Holders") thereof who have provided the information required by Section 2(c) hereof (the "Resale Registration Statement"); provided that the Company shall not be required to register any Transfer Restricted Warrants in the Resale Registration Statement which the Company is not required to include therein pursuant to Section 2(c) hereof. The Company shall file with the Commission within 300 days after the Offer Termination Date, a shelf registration statement or statements pursuant to Rule 415 promulgated under the Act on Form S-1, Form S-2 or Form S-3, as determined by the Company, if the use of such forms is then available, to cover the issuance of shares of Class A Common Stock by the Company upon the exercise of the Warrants (the "Shelf Registration Statement"; the Resale Registration Statement and the Shelf Registration Statement are each sometimes referred to herein as a "Registration Statement", and collectively as the "Registration Statements"). Each such Registration Statement may at the Company's option be filed in one registration statement with the

          Commission. The Company shall use reasonable best efforts to cause the Shelf Registration Statement and, if a Warrant Listing has occurred, the Resale Registration Statement, to be declared effective by the Commission as soon as practicable after the date of filing, but in no event shall the Company be required to have such Shelf Registration Statement or Resale Registration Statement declared effective on or prior to the date one year after the Offer Termination Date (the "Effectiveness Target Date"). The Company shall use reasonable best efforts (x) if a Warrant Listing has occurred, to keep the Resale Registration Statement continuously effective, subject to the provisions of
          Section 3 hereof, for a period from the date of original effectiveness of the Resale Registration Statement until the date three years following the Offer Termination Date or such shorter period that will terminate when each of the Transfer Restricted Warrants covered by the Resale Registration Statement shall cease to be a Transfer Restricted Warrant, and (y) to keep the Shelf Registration Statement continuously effective, subject to the provisions of Section 3 hereof, from the date of original effectiveness of the Shelf Registration Statement until the Expiration Date or such earlier time that no Warrants shall remain outstanding. Upon the occurrence of any event that would cause any Registration Statement (i) to contain a material misstatement or omission or (ii) to be not effective and usable for resale of Transfer Restricted Warrants during the period that such Resale Registration Statement is required to be effective and usable, the Company shall as promptly as practicable under the circumstances file an amendment to the Resale Registration Statement or otherwise appropriately update the Resale Registration Statement (e.g., by the filing of a Current Report
                                  ----
          on Form 8-K, if permitted), in the case of clause (i) above, correcting any such misstatement or omission, and, in the case of either clause (i) or (ii) above, use its reasonable efforts to cause any such amendment to be declared effective (to the extent applicable) and such Resale Registration Statement to become usable as soon as practicable thereafter.

                    (b) Notwithstanding anything herein to the contrary, with respect to the Registration Statement filed, or to be filed, if the Company shall furnish to the Holders of Warrants notice stating that in the Board of Directors' good faith judgment it would be disadvantageous (a "Disadvantageous Condition") to the Company or its stockholders for such a registration statement to be maintained effective, or to be filed and become effective, the Company shall be entitled to cause such Registration Statement to be withdrawn and the effectiveness of such Registration Statement terminated, or, in the event no Registration Statement has yet been filed, shall be entitled not to file any such Registration Statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the Holders of Warrants), such period not to extend beyond 180 days in any 365-day period. Upon receipt of any such notice of a Disadvantageous Condition, such Holders of Warrants will forthwith discontinue use of the prospectus contained in such Registration Statement and if so directed by the Company return to the Company all copies (other than permanent file copies) then in such Stockholder's possession.

          (c) No Holder of Transfer Restricted Warrants may include (and the Company shall not be required to include) any of its Transfer Restricted Warrants in any Resale Registration Statement pursuant to this Agreement unless such Holder furnishes to the Company in writing, within 10 days after receipt of a request therefor, such information and representations, warranties and agreements as the Company may reasonably request for use in connection with any Resale Registration Statement or Prospectus or preliminary Prospectus included therein. The Company shall also not be required to include any Transfer Restricted Warrants in any Resale Registration Statement pursuant to this Agreement (a) if the holder does not seek to have such Transfer Restricted Warrants registered or (b) if the Company determines (based on discussions with the Commission, counsel to the Company or otherwise) that it is not advisable or appropriate for any such Transfer Restricted Warrant to be included in the Resale Registration Statement. The Company shall also not be required to register any Class A Common Stock to be issued upon the exercise of any Warrants pursuant to this Agreement if the Company determines (based on discussions with the Commission, counsel to the Company or otherwise) that it is not advisable or appropriate for such Class A Common Stock to be included in the Resale Registration Statement.

          SECTION 3.     LIQUIDATED DAMAGES

                    Each of the Company and the Purchasers (on behalf of themselves and each subsequent Holder of Warrants) agrees that
          (a) the Holders of Warrants will suffer damages if the Shelf Registration Statement is not filed with and declared effective by the Commission and maintained in the manner and within the time periods contemplated by Section 2 hereof, and (b) it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if the Shelf Registration Statement is not filed with the Commission on or prior to the date 300 days after the Offer Termination Date, (ii) the Shelf Registration Statement has not been declared effective by the Commission on or prior to the Effectiveness Target Date or (iii) the Shelf Registration Statement is filed and declared effective but shall thereafter cease to be effective (without being succeeded immediately by an additional effective Resale Registration Statement or Shelf Registration Statement, as the case may be) for a period of time which shall exceed 90 days (or 180 days in the event of a Disadvantageous Condition in the aggregate per year (defined as a period of 365 days commencing on the date that the applicable Registration Statement is declared effective)) the Company shall cause the exercise price of the Warrants to be reduced by $1/8 per share (or such other amount as determined under the Warrant Agreement) of Class A Common Stock in accordance with the terms of the Warrant Agreement, such exercise price to decrease by $1/8 per share (or such other amount as determined under the Warrant Agreement) of Class A Common Stock for each subsequent six-month period until the applicable Registration Statement is filed, declared effective or again becomes effective, as the case may be. Notwithstanding the foregoing, the maximum number of $1/8 per share decreases during the exercise period of the warrants shall be 10 and there shall be no more than one such decrease with respect to such events described in the prior sentence in any six-month period. If the Shelf Registration Statement has not been declared effective at any time on or prior the expiration date of the Warrants, the Company shall redeem the Warrants for $1.60 per Warrant (or such other amount as determined under the Warrant Agreement) in accordance with the Warrant Agreement as liquidated damages for failure to cause such Shelf Registration Statement to become effective at any time. In addition, the exercise price for the Warrants shall not be reduced with respect to any Transfer Restricted

          Warrants which the Company is not required to include in the Resale Registration Statement pursuant to the Section 2 (c) if the Commission has declared effective a registration statement with respect to other shares of Class A Common Stock.


                    The parties hereto agree that the liquidated damages provided in this Section 3 constitute a reasonable estimate of the damages that will be incurred by the Purchasers by reason of the failure of the Shelf Registration Statement to be filed, declared effective or to remain effective, as the case may be, and that the holders of Warrants shall not be entitled to any additional damages.

          SECTION 4.     REGISTRATION PROCEDURES

                    In connection with the Registration Statements, the Company will:

                    (a) on or prior to the date such Registration Statement is required to be filed pursuant to Section 2, prepare and file with the Commission a Registration Statement or Statements relating to the registration on any appropriate form or forms under the Act, as selected by the Company, which form or forms shall, (a) in the event a Resale Registration Statement is required to be filed, be available for the sale of the Transfer Restricted Warrants in accordance with the intended method or methods of distribution thereof and (b) with respect to the Shelf Registration Statement, be available for the issuance of the Class A Common Stock by the Company upon exercise of the Warrants, and shall include all required financial statements; cooperate and assist in any filings required to be made with the NASD and use its reasonable efforts to cause the Registration Statement or Statements required to be filed hereunder to become effective and approved on or prior to the Effectiveness Target Date by the Securities and Exchange Commission or other governmental agencies may be necessary to enable, in the event a Resale Registration Statement is required to be filed, the selling Holders to consummate the disposition of such Transfer Restricted Warrants and, in the case of the Shelf Registration Statement, the Company to register the issuance of the Class A Common Stock upon exercise of the Warrants; provided that before
                                                      --------
          filing a Resale Registration Statement or any Prospectus included therein, or any material amendments or supplements thereto, the Company shall furnish to one counsel for the Holders selected by the Holders of a majority of the Transfer Restricted Warrants, and shall provide the Holders the opportunity to obtain, copies of all such documents proposed to be filed, which documents shall be subject to the review of such counsel to such Holders and, except as otherwise required by applicable law, the Company shall not include the Transfer Restricted Warrants of any Holder in the Resale Registration Statement or amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which such Holder of any Transfer Restricted Warrants covered by such Resale Registration Statement shall reasonably object in writing within the time period provided by the Company;

                    (b) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement or Statements required to be filed hereunder as may be necessary to keep the Registration Statements required to be filed hereunder effective for the applicable period set forth in Section 2(a) hereof, cause the Prospectus contained in any such Registration Statement required to be filed hereunder to be supplemented by any required Prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 promulgated under the Act, and to comply fully with the applicable provisions of Rule 424 promulgated under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by the Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Resale Registration Statement or supplement to the Prospectus;

                    (c) if the Resale Registration Statement is filed pursuant to Section 2:

                    (i) advise counsel for the selling Holders of Transfer Restricted Warrants as promptly as practicable under the circumstances, (I) when the Resale Registration Statements or any post-effective amendment thereto, have become effective, (II) of any request by the Commission for amendments to the Resale Registration Statement or amendments or supplements to the Prospectus included therein or for additional information relating thereto, (III) of the issuance by the Commission of any stop order suspending the effectiveness of a Resale Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Warrants for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes and (IV) of the existence of any fact and the happening of any event that makes any statement of a material fact made in the Resale Registration Statement, the Prospectus included therein, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Resale Registration Statement or such Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of a Resale Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Warrants under state securities or Blue Sky laws, the Company shall use its reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                    (ii) furnish to each selling Holder, without charge, at least one copy of the Resale Registration Statement, as first filed with the Commission, and of each amendment thereto, including, to the extent reasonably requested by such Holder, all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                    (iii) deliver to each selling Holder, without charge, as many copies of the Prospectus included in the Resale Registration Statement (including each preliminary Prospectus) and any amendment or supplement thereto as such Persons may reasonably request (the Company hereby consents to the use of such Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the public offering and the sale of the Transfer Restricted Warrants covered by such Prospectus or any amendment or supplement thereto);

                    (iv) prior to any registration of Transfer Restricted Warrants, cooperate with the selling Holders, and any one counsel designated by a majority of such selling Holders, in connection with the registration and qualification of the Transfer Restricted Warrants under the securities or Blue Sky laws of such jurisdictions as the selling Holders may reasonably request and take all reasonable actions necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Warrants covered by the Resale Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation where it is not now so qualified nor to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Resale Registration Statement, in any jurisdiction where it is not now so subject;

                    (v) cooperate with the selling Holders to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Warrants to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Warrants to be in such denominations and registered in such names as the Holders may request at least two business days prior to any sale of Transfer Restricted Warrants made by such Holders;

                    (vi) use its reasonable efforts to cause the Transfer Restricted Warrants covered by the Resale Registration Statement to be registered with or approved by such other governmental agencies or authorities as determined by counsel to the Company to be reasonably necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Warrants, subject to the proviso contained in clause (f) above;

                    (vii)     and any fact or event contemplated by clause
          (c)(iv) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Resale Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Warrants, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                    (viii) provide a CUSIP number for all Transfer Restricted Warrants not later than the effective date of the Resale Registration Statement;

                    (ix) make available at reasonable times for inspection by the Holders of the Transfer Restricted Warrants participating in any disposition pursuant to such Resale Registration Statement (which, if requested by the Company, has executed a confidentiality agreement reasonably acceptable to the Company), and any attorney or accountant retained by such selling Holders (which, if requested by the Company, has executed a confidentiality agreement reasonably acceptable to the Company), all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries reasonably requested by such Holder, attorney or accountant in connection with such Resale Registration Statement and cause the officers, directors and employees of the Company and its subsidiaries to supply all information reasonably requested by any such Holder, attorney or accountant at reasonable times in connection with such Resale Registration Statement subsequent to the filing thereof and prior to its effectiveness;

                    (x) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement (which need not be audited) for the twelve-month period, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Resale Registration Statement; and

                    (xi) use its reasonable best efforts to cause all Transfer Restricted Warrants covered by the Resale Registration Statement to be listed on a securities exchange or quotation system no later than the date the Resale Registration Statement is declared effective and, in connection therewith, to the extent applicable, to make such filings under the Exchange Act (e.g.,
                                                                   ----
          the filing of a Registration Statement on Form 8-A) and to have such filings declared effective thereunder;

                    (d) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Shelf Registration Statement or, if the Resale Registration Statement is required to be filed pursuant to Section 2, the Resale Registration Statement; and

                    (e) cooperate and assist in any filings required to be made with the NASD.

                    The Purchasers on behalf of themselves and each subsequent Holder of Transfer Restricted Warrants for whom any Resale Registration Statement is being effected agree: (i) to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading; and (ii) not to misuse or disclose any confidential or proprietary information relating to the Company which has not been publicly disseminated by the Company and which such Purchaser or subsequent Holder of Transfer Restricted Warrants receives pursuant to this Agreement.


                    The Purchasers on behalf of themselves and each subsequent Holder of Transfer Restricted Warrants agree upon receipt of any notice from the Company of a Disadvantageous Condition or the existence of any fact of the kind described in
          Section 2(b) or Section 4(c)(iv) hereof, as the case may be, such Holder will forthwith discontinue disposition of Transfer Restricted Warrants pursuant to the Resale Registration Statement until such Holder's receipt of the copies of the new, supplemented or amended Prospectus contemplated by Section 2(b) or Section 4(i) hereof, or until it is advised in writing by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Warrants at the time of receipt of such notice.

          SECTION 5.     REGISTRATION EXPENSES

                    (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether either the Resale Registration Statement or Shelf Registration Statement becomes effective, including, without limitation:

                     (i)    all registration and filing fees and expenses;

                     (ii) fees and expenses of compliance with federal securities or state blue sky laws;

                     (iii) expenses of printing (including, without limitation, expenses of printing or engraving certificates for the Transfer Restricted Warrants in a form eligible for deposit with the Depositary Trust Company, expenses of printing or engraving certificates for the Class A Common Stock and expenses of printing Prospectuses), messenger and delivery services and telephone;

                     (iv) fees and disbursements of counsel for the Company and reasonable fees and disbursements of one counsel for the Holders of the Warrants chosen by the Holders of a majority of such Warrants;

                     (v) fees and disbursements of all independent certified public accountants of the Company;

                     (vi) registration and filing fees associated with any NASD filing required to be made in connection with the Registration Statements; and

                     (vii) fees and expenses of listing the Warrants or the Class A Common Stock underlying the Warrants on any national securities exchange or national quotation system of a national securities association in accordance with
                            Section 4(n) hereof.

          All expenses described in classes (i) to (vii) above are referred to herein as collectively "Registration Expenses."

                    The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any experts or advisors retained by the Company. The Holders of Transfer Restricted Warrants shall bear the expense of any broker's commission or underwriters' discount or commission.

                    (b) Notwithstanding anything in clause (a) above, each Holder of Transfer Restricted Warrants shall pay (i) all Registration Expenses which it is expressly required to pay by applicable law, (ii) transfer taxes owing upon its transfer of the Transfer Restricted Warrants or the underlying Class A Common Stock, (iii) fees and disbursements of its counsel other than as provided under clause 5a(iv) above or (iv) any underwriting discounts or commissions in connection with any underwritten offering.

          SECTION 6.     INDEMNIFICATION

                    (a) The Company agrees to indemnify and hold harmless each Holder (each such Holder, an "Indemnified Holder") and each person that controls each Indemnified Holder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the employees, officers, partners and directors of any such Indemnified Holder or any such controlling person of any Indemnified Holder, from and against any and all losses, claims, damages, judgments, liabilities and expenses (including the reasonable fees and expenses of counsel and other reasonable expenses in connection with investigating, defending or settling any such action or claim) as they are incurred arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Resale Registration Statement or the Prospectus included therein, or any supplement or amendment thereto, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except (i) the Company shall not be liable to any Indemnified Holder in any such case insofar as such losses, claims, damages, judgments, liabilities or expenses arise out of, or are based upon, any such untrue statement or omission or alleged untrue statement or omission based upon information relating to such Indemnified Holder furnished in writing by such Indemnified Holder to the Company expressly for use therein; (ii) the Company shall not be liable to any Indemnified Holder under the indemnity agreement in this Section 6(a) with respect to any such Prospectus to the extent that any such loss, claim, damage, judgment, liability or expense results from the fact that any Indemnified Holder sold Transfer Restricted Warrants to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus, as amended to correct any misstatement or omissions, if the Company has previously furnished such number of requested copies thereof to the Indemnified Holder and had previously notified the Indemnified Holder of the misstatement or omission or if the Company has advised the Indemnified Holder of the existence of such misstatement or omission or of a Disadvantageous Condition and informed such Holder that it should not continue disposition of the Transfer Restricted Warrants pursuant to the Resale Registration Statement until it has been advised in writing by the Company.

                    (b) If any action or proceeding (including any governmental or regulatory investigation or proceeding) shall be brought or asserted against any Indemnified Holder with respect to which indemnity may be sought against the Company pursuant to this Section 6, such Indemnified Holder shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified Holder; provided, that the omission so to notify the Company shall not relieve the Company from any liability that it may have to any Indemnified Holder (except to the extent that the Company is materially prejudiced or has otherwise forfeited substantive rights or defenses by reason of such failure). An Indemnified Holder shall have the right to employ separate counsel in any such action or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Holder unless (i) the employment of such counsel has been specifically authorized in writing by the Company, (ii) the Company has failed promptly to assume the defense and employ counsel reasonably satisfactory to the Indemnified Holder or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the Indemnified Holder and the Company and such Indemnified Holder shall have been advised in writing by its counsel that there is one or more legal defenses reasonably available to it that are different from or additional to those available to the Company (in which case the Company shall not have the right to assume the defense of such action on behalf of such Indemnified Holder and shall pay the reasonable fees and expenses of counsel employed by such Indemnified Holder). It is understood that the Company shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for the Indemnified Holders which firm shall be designated in writing by the Indemnified Holders and that all such reasonable fees and expenses shall be reimbursed as they are incurred. The Company shall not be liable for any settlement of any such action effected without the written consent of the Company, but if settled with the written consent of the Company, or if there is a final judgment with respect thereto, the Company agrees to indemnify and hold harmless each Indemnified Holder from and against any loss or liability by reason of such settlement or judgment. The Company shall not, without the prior written consent of each Indemnified Holder affected thereby, effect any settlement of any pending or threatened proceeding in which such Indemnified Holder has sought indemnity hereunder, unless such settlement includes an unconditional release of such Indemnified Holder from all liability arising out of such action, claim, litigation or proceeding.

                    (c) Each Indemnified Holder is hereby deemed to have agreed, severally and not jointly, to indemnify and hold harmless the Company, its directors, officers and any person controlling the Company and their respective employees, officers, partners, directors and controlling persons (collectively, the "Company Indemnified Parties"), to the same extent as the foregoing indemnity from the Company to any Indemnified Holder, but only with respect to information relating to such Indemnified Holder furnished to the Company in writing by such Indemnified Holder, respectively, expressly for use in the Resale Registration Statement or the Prospectus included therein, or any supplement or amendment thereto or for any losses arising out of any misstatement or omission contained in a Prospectus delivered by such Indemnified Holder and which the Company has advised such holder that such Prospectus contains a misstatement or omission or that a Disadvantageous Condition exists and that such Prospectus shall not be used until the Indemnified Holder has been advised by the Company. In case any action shall be brought against any Company Indemnified Party based on the Resale Registration Statement or such Prospectus, or any supplement or amendment thereto, and in respect of which indemnity may be sought against an Indemnified Holder pursuant to this Section 6(c), such Indemnified Holder shall have the rights and duties given to the Company by Section 6(a) (except that if the Company shall have assumed the defense thereof, such Indemnified Holder may, but shall not be required to, employ separate counsel therein and participate in the defense thereof and the fees and expenses of such counsel shall be at the expense of the Indemnified Holder) and the Company Indemnified Parties shall have the rights and duties given to the Indemnified Holders by Section 6.

                    (d)  If the indemnification provided for in this
          Section 6 is unavailable to any party entitled to indemnification under Section 6(a) or 6(c) above, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, judgments, liabilities and expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each Indemnified Holder on the other from the offering of the Transfer Restricted Warrants pursuant to the Resale Registration Statement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and each Indemnified Holder on the other in connection with the statements or omissions which resulted in such losses, claims, damages, judgments, liabilities or expenses, as well as any other relevant equitable considerations.

                    (e) The Company and each Indemnified Holder agree that it would not be just and equitable if contributions pursuant to
          Section 6(d) hereof were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not found guilty of such fraudulent misrepresentation.

                    (f) The indemnity and contribution agreements contained in this Section 6 are in addition to any liability that any indemnifying party may otherwise have to any indemnified party.

          SECTION 7.     RULE 144A

                    The Company hereby agrees with each Holder, for so long as any of the Warrants that are Transfer Restricted Warrants remain outstanding and continue to be "restricted securities" within the meaning of Rule 144 promulgated under the Act, and during any period in which the Company is not subject to Section 13 or 15(d) of the Exchange Act, to make available to such Holder or any beneficial owner of the Warrants in connection with any sale thereof and any prospective purchaser of such Warrants from such Holder or beneficial owner, the information required by Rule 144A(d)(4) promulgated under the Act in order to permit resales of such Transfer Restricted Warrants pursuant to Rule 144A.

          SECTION 8.     MISCELLANEOUS

                    (a)  No Inconsistent Agreements.  The Company shall not
                         --------------------------
          on or after the date of this Agreement enter into any agreement with respect to its securities that conflicts with the provisions hereof. The Company represents and warrants that the rights granted to the Holders of Warrants hereunder do not in any way conflict with the rights granted to the holders of the Company's securities under any other agreements.

                    (b)  Amendments and Waivers.  The provisions of this
                         ----------------------
          Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding Warrants. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders of Transfer Restricted Warrants whose securities are being sold pursuant to the Resale Registration Statement and that does not directly or indirectly affect the rights of other Holders of Transfer Restricted Warrants may be given by the Holders of at least a majority of the Transfer Restricted Warrants being sold.

                    (c)  Notices.  All notices and other communications
                         -------
          provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier, or air courier guaranteeing overnight delivery:

                      (i) if to a Holder, at the address set forth on the Warrant Register, with a copy to the Warrant Agent; and

                      (ii) if to the Company, initially at its address set forth above, and thereafter at such other address, notice of which is given in accordance with the provisions of this Section.

                    All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed or telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

                    Copies of all notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Warrant Agent at the address specified in the Warrant Agreement.

                    (d)  Successors and Assigns.  This Agreement shall
                         ----------------------
          inure to the benefit of and be binding upon the successors and assigns of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Warrants; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder of Transfer Restricted Warrants unless and to the extent such successor or assign acquires Transfer Restricted Warrants from such Holder.

                    (e)  Counterparts.  This Agreement may be executed in
                         ------------
          any number of counterparts and by the parties hereto in separate counterparts, each of which, when so executed, shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                    (f)  Headings.  The headings in this Agreement are for
                         --------
          convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                    (g)  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED
                         -------------
          BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                    (h)  Severability.  In the event that any one or more
                         ------------
          of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                    (i)  Entire Agreement.  This Agreement, together with
                         ----------------
          the Warrant Agreement, the Release (as defined in the Offering Memorandum) and the subscription agreement for the Warrants is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to the registration rights granted by the Company with respect to the Warrants. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                    IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

          Dated:                              PURCHASER



                                              ----------------------------
                                              (Print name of Purchaser)


                                              By:
                                                 -------------------------
                                                 Name:
                                                 Title:



                                              Number of Warrants
                                                                ----------



                                              Address for
                                              Communications:
                                                             -------------

                                                             -------------

                                                             -------------


                                              ----------------------------
                                                       Notary Public

                                              My commission expires
                                              on:
                                                  ------------------------


                                              AUDIOVOX CORPORATION


                                              By:  /s/ Charles M. Stoehr
                                                 ------------------------
                                                 Name:  Charles M. Stoehr
                                                 Title:  SVP, CFO

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER



                              Adrienne Partners, L.P.
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ David Nolan
                              -------------------------------------------
                                 Name:  David Nolan
                                 Title:  General Partner



                              Number of Warrants 900
                                                -------------------------



                              Address for
                              Communications: c/o D. Nolan Management, Co.,Inc.
                                              ---------------------------------
                                              375 Park Avenue, Suite 2209
                                              ---------------------------------
                                              New York, NY 10152
                                              ---------------------------------







                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER



                              Angelo, Gordon & Co., L.P.
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Michael L. Monahan
                                 ----------------------------------------
                                 Name:  Michael L. Monahan
                                 Title:  Managing Director



                              Number of Warrants  15,000
                                                -------------------------



                              Address for
                              Communications:
                                             245 Park Avenue - 26th Floor
                                             -----------------------------
                                             New York, NY  10167
                                             ---------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 5, 1995           PURCHASER



                              Baker Nye Securities L.P.
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Richard B. Nye
                                 ----------------------------------------
                                 Name:  Richard B. Nye
                                 Title:  Manager, General Partner



                              Number of Warrants  18,750
                                                -------------------------



                              Address for
                              Communications: 767 Fifth Ave.
                                              ---------------------------
                                              Suite 2800
                                              ---------------------------
                                              New York, NY  10153
                                              ---------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 12, 1995          PURCHASER



                              Pacific Horizon Capital Income Fund
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Hugo W. Anderson, III
                                 ----------------------------------------
                                 Name:  Hugo W. Anderson, III
                                 Title:  Authorized Officer



                              Number of Warrants  30,000
                                                -------------------------



                              Address for
                              Communications: BofA Capital Management, Inc.
                                              ------------------------------
                                              300 South Grand Ave., Ste. 220
                                              ------------------------------
                                              Los Angeles, CA  90071
                                              ------------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 4, 1995           PURCHASER


                              Christian Science Trustees for Gifts and
                              Endowments
                              -------------------------------------------
                              (Print name of Purchaser)

                              By: Pecks Management Partners Ltd.
                                  Its Investment Advisor

                              By: /s/ Arthur W. Berry
                                 ----------------------------------------
                                 Name:  Arthur W. Berry
                                 Title:  Managing Director



                              Number of Warrants   9,000
                                                -------------------------



                              Address for
                              Communications: 1 Rockefeller Plaza
                                              ---------------------------
                                              Suite 900
                                              ---------------------------
                                              New York, NY  10020
                                              ---------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER



                              Colonial Penn Insurance Co.
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Brian Swain
                                 ----------------------------------------
                                 Name:  Brian Swain
                                 Title:



                              Number of Warrants   7,500
                                                -------------------------



                              Address for
                              Communications: 40 W. 57th St.
                                              ---------------------------
                                              New York, NY  10019
                                              ---------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER



                              Colonial Penn Life Insurance Co.
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Brian Swain
                                 ----------------------------------------
                                 Name:  Brian Swain
                                 Title:


                              Number of Warrants   7,500
                                                -------------------------


                              Address for
                              Communications: 40 W. 57th St.
                                              ---------------------------
                                              New York, NY  10019
                                              ---------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 4, 1995           PURCHASER


                              Commonwealth Life Insurance Co.
                              Stock Trac (Teamsters I)
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ John B. Wagner
                                 ----------------------------------------
                                 Name:  John B. Wagner
                                 Title:  Managing Partner



                              Number of Warrants  75,000
                                                -------------------------


                              Address for
                              Communications: Camden Asset Management
                                              ---------------------------
                                              10100 Santa Monica Blvd.
                                              ---------------------------
                                              Suite 770
                                              ---------------------------
                                              Los Angeles, CA  90067
                                              ---------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 5, 1995           PURCHASER


                              Community National Assurance Company
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ John E. Gallina
                                 ----------------------------------------
                                 Name:  John E. Gallina
                                 Title:  Assistant Treasurer &
                                    Chief Financial Officer




                              Number of Warrants   3,000
                                                -------------------------


                              Address for
                              Communications: Asset Allocation & Mgmt.
                                              ---------------------------
                                              Attn:  Mark Shelstad
                                              30 North LaSalle Street
                                              ---------------------------
                                              36th Floor
                                              Chicago, Illinois 60602
                                              ---------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 9, 1995           PURCHASER


                              Constellation Convertibles, Ltd.
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Bruce H. Lipnick
                                 ----------------------------------------
                                 Name:  Bruce H. Lipnick
                                 Title:  President of Wharton Management
                                        Group, Inc. Investment Advisor to
                                        Constellation Convertibles, Ltd.



                              Number of Warrants  30,000
                                                -------------------------


                              Address for
                              Communications: 90 Broad Street
                                              ---------------------------
                                              Ste. 820
                                              ---------------------------
                                              New York, NY  10004
                                              ---------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              Davos Partners, L.P.
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ David Nolan
                                 ----------------------------------------
                                 Name:  David Nolan
                                 Title:  General Partner



                              Number of Warrants   6,300
                                                -------------------------


                              Address for
                              Communications: c/o D. Nolan Management Co., Inc.
                                              ---------------------------------
                                              375 Park Ave., Suite 2209
                                              ---------------------------------
                                              New York, NY  10152
                                              ---------------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 4, 1995           PURCHASER


                              Dean Witter Convertible Securities Trust
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Michael G. Knox
                                 ----------------------------------------
                                 Name:  Michael G. Knox
                                 Title:  Vice President



                              Number of Warrants  45,000
                                                -------------------------


                              Address for
                              Communications: 2 World Trade Center
                                              ---------------------------
                                              72 Floor
                                              ---------------------------
                                              New York, NY  10048
                                              ---------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 4, 1995           PURCHASER

                              Declaration of Trust for Defined Benefit Plans of ICI American Holdings, Inc.
                              -------------------------------------------------
                              (Print name of Purchaser)

                              By: Pecks Management Partners Ltd.
                                  Its Investment Advisor

                              By: /s/ Arthur W. Berry
                                 ----------------------------------------------
                                 Name:  Arthur W. Berry
                                 Title:  Managing Director



                              Number of Warrants  22,950
                                                -------------------------------


                              Address for
                              Communications: 1 Rockefeller Plaza
                                              ---------------------------------
                                              Suite 900
                                              ---------------------------------
                                              New York, NY  10020
                                              ---------------------------------







                              -------------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 4, 1995           PURCHASER

                              Declaration of Trust for Defined Benefit Plans of ZENECA Holdings Inc.
                              -------------------------------------------------
                              (Print name of Purchaser)

                              By: Pecks Management Partners Ltd.
                                  Its Investment Advisor

                              By: /s/ Arthur W. Berry
                                 ----------------------------------------------
                                 Name:  Arthur W. Berry
                                 Title:  Managing Director



                              Number of Warrants  15,300
                                                -------------------------------


                              Address for
                              Communications: 1 Rockefeller Plaza
                                              ---------------------------------
                                              Suite 900
                                              ---------------------------------
                                              New York, NY  10020
                                              ---------------------------------




                              -------------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 4, 1995           PURCHASER


                              Delaware State Employees Retirement Fund
                              ----------------------------------------
                              (Print name of Purchaser)

                              By: Pecks Management Partners Ltd.
                                  Its Investment Advisor

                              By: /s/ Arthur W. Berry
                                 ----------------------------------------
                                 Name:  Arthur W. Berry
                                 Title:  Managing Director



                              Number of Warrants  78,750
                                                -------------------------


                              Address for
                              Communications: 1 Rockefeller Plaza
                                              ---------------------------
                                              Suite 900
                                              ---------------------------
                                              New York, NY  10020
                                              ---------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 2, 1995           PURCHASER


                              Ethos Capital Management Inc. as Agent for
                              Global Opportunity Fund I Ltd.
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Stephen Zuppello
                                 ----------------------------------------
                                 Name:  Stephen Zuppello
                                 Title:  Vice President



                              Number of Warrants  18,000
                                                -------------------------


                              Address for
                              Communications: c/o Ethos Capital Management, Inc.
                                             -----------------------------------
                                             152 W. 57th St.
                                             -----------------------------------
                                             New York, NY  10019
                                             -----------------------------------







                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 2, 1995           PURCHASER


                              Ethos Capital Management Inc. as Agent for
                              Zelvs International Ltd.
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Stephen Zuppello
                                 ----------------------------------------
                                 Name:  Stephen Zuppello
                                 Title:  Vice President



                              Number of Warrants  18,000
                                                -------------------------


                              Address for
                              Communications: c/o Ethos Capital Management, Inc.
                                              ----------------------------------
                                              152 W. 57th St.
                                              ----------------------------------
                                              New York, NY  10019
                                              ----------------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 2, 1995           PURCHASER


                              Ethos Partners L.P.
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Stephen Zuppello
                                 ----------------------------------------
                                 Name:  Stephen Zuppello
                                 Title:  Vice President, Ethos
                                    Partners Management, Inc.,
                                    General Partner of Ethos
                                    Capital, L.P., General
                                    Partner of Ethos Partners
                                    L.P.



                              Number of Warrants  24,000
                                                -------------------


                              Address for
                              Communications: 152 W. 57th St.
                                              ---------------------
                                              New York, NY  10019
                                              ---------------------





                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 4, 1995           PURCHASER


                              First Church of Christ, Scientist-Endowment
                              -------------------------------------------
                              (Print name of Purchaser)

                              By: Pecks Management Partners Ltd.
                                  Its Investment Advisor

                              By: /s/ Arthur W. Berry
                                 ----------------------------------
                                 Name:  Arthur W. Berry
                                 Title:  Managing Director



                              Number of Warrants   9,000
                                                -------------------

                              Address for
                              Communications: 1 Rockefeller Plaza
                                              ---------------------
                                              Suite 900
                                              ---------------------
                                              New York, NY  10020
                                              ---------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 10, 1995          PURCHASER


                              Catholic Mutual Group
                              -------------------------------------
                              (Print name of Purchaser)

                                   First National Bank of Omaha
                                   Custodian Catholic Mutual
                                   Group

                              By: /s/ Ann Turco
                                 --------------------------------------
                                 Name:  Ann Turco
                                 Title:  Trust Operations Officer



                              Number of Warrants  18,000
                                                -----------------------


                              Address for
                              Communications: One First National Center
                                              -------------------------
                                              P.O. Box 3128
                                              -------------------------
                                              Omaha, NE  68103
                                              -------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              Furman Selz Incorporated
                              -------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Steven D. Blecher
                                 ----------------------------------
                                 Name:  Steven D. Blecher
                                 Title:  Executive Vice President



                              Number of Warrants  21,000
                                                -------------------


                              Address for
                              Communications: 230 Park Avenue
                                              ---------------------------------
                                              13th Floor-Convertible Bond Dept.
                                              ---------------------------------
                                              New York, NY  10169
                                              ---------------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              General Motors Domestic Group Pension Trust
                              -------------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Allan M. Seaman
                                 ----------------------------------------
                                 Name:  Allan M. Seaman
                                 Title:  Associate Counsel



                              Number of Warrants  120,000
                                                -------------------------


                              Address for
                              Communications: c/o Mellon Bank
                                              ---------------------------
                                              One Mellon Bank Center
                                              ---------------------------
                                              Rm. 151 - 1300
                                              ---------------------------
                                              Pittsburgh, PA  15258-0001
                                              ---------------------------
                                              Attention:  Colleen McCauley
                                              ---------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              Kellner, DiLeo & Co.
                              -------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Walter Serafin
                                 ----------------------------------
                                 Name:  Walter Serafin
                                 Title:  General Partner



                              Number of Warrants  30,000
                                                -------------------


                              Address for
                              Communications: 900 Third Avenue
                                              ---------------------
                                              New York, NY  10022
                                              ---------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 9, 1995           PURCHASER


                              Libertyview Plus Fund
                              -------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Christopher Wetherhill
                                 ----------------------------------
                                 Name:  Christopher Wetherhill
                                 Title:  Director



                              Number of Warrants   7,500
                                                -------------------


                              Address for
                              Communications: Hemisphere House
                                              ---------------------
                                              9 Church Street
                                              ---------------------
                                              Hamilton HM11
                                              ---------------------
                                              Bermuda
                                              ---------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              Nicholas-Applegate Capital Mgmt.
                              -------------------------------------
                              (Print name of Purchaser)

                              FBO:  All clients

                              By: /s/ E. Blake Moore, Jr.
                                 ----------------------------------
                                 Name:  E. Blake Moore, Jr.
                                 Title:  General Counsel



                              Number of Warrants  82,200
                                                -------------------


                              Address for
                              Communications: Nicholas-Applegate Capital Mgmt.
                                              --------------------------------
                                              600 W. Broadway, Suite 2900
                                              --------------------------------
                                              San Diego, CA 92127
                                              --------------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 5, 1995           PURCHASER


                              Offshore Strategies Ltd.
                              -------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Allan Yablon
                                 ----------------------------------
                                 Name:  Allan Yablon
                                 Title:  CFO B. Laterman Co., Inc.
                                        Investment Manager



                              Number of Warrants  45,000
                                                -------------------


                              Address for
                              Communications: The Laterman Companies
                                              ----------------------
                                              5 East 59th Street
                                              ----------------------
                                              New York, NY  10022
                                              ----------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              Oppenheimer & Co., Inc.
                              -------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Matthew J. Marylee
                                 ----------------------------------
                                 Name:  Matthew J. Marylee
                                 Title:  Managing Director



                              Number of Warrants  301,625
                                                -------------------


                              Address for
                              Communications: 200 Liberty St.
                                              ---------------------
                                              New York, NY  10281
                                              ---------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              Palladin Partners
                              -------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Brian Swain
                                 ----------------------------------
                                 Name:  Brian Swain
                                 Title:



                              Number of Warrants  15,000
                                                -------------------


                              Address for
                              Communications: 40 W. 57th Street
                                              ---------------------
                                              New York, NY  10019
                                              ---------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              Paresco, Inc.
                              -------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Philip Spray
                                 ----------------------------------
                                 Name:  Philip Spray
                                 Title:  President



                              Number of Warrants  30,000
                                                -------------------


                              Address for
                              Communications: 101 Hudson Street
                                              ---------------------
                                              Jersey City, NJ  07302
                                              ---------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              Quasar International Partners, C.V.
                              -----------------------------------
                              (Print name of Purchaser)



                              By: /s/ David Nolan
                                 --------------------------------
                                 Name:  David Nolan
                                 Title:  Investment Manager



                              Number of Warrants   6,300
                                                -----------------


                              Address for
                              Communications: c/o D. Nolan Management Co., Inc.
                                              ---------------------------------
                                              375 Park Avenue, Suite 2209
                                              ---------------------------------
                                              New York, NY  10152
                                              ---------------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              Sage Capital Holdings L.D.C.
                              -------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Peter deLisser
                                 ----------------------------------
                                 Name:  Peter deLisser
                                 Title:  President



                              Number of Warrants  45,000
                                                -------------------


                              Address for
                              Communications: Sage Capital
                                              ---------------------
                                              Box 4509
                                              ---------------------
                                              Ketchum, Idaho  83340
                                              ---------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              Suntrust Corporate Equity Fund
                              -------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Anthony R. Gray
                                 ----------------------------------
                                 Name:  Anthony R. Gray
                                 Title:  Chief Investment Officer



                              Number of Warrants  225,000
                                                -------------------


                              Address for
                              Communications: Sunbank Capital Mgmt.
                                              --------------------------
                                              200 S. Orange Ave., SOAB 8
                                              --------------------------
                                              Orlando, FL  32801
                                              --------------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 10, 1995          PURCHASER


                              The TCW Group, Inc.
                              -------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Elnoise Davis
                                 ----------------------------------
                                 Name:  Elnoise Davis
                                 Title:  Senior Vice President



                              Number of Warrants  195,000
                                                -------------------


                              Address for
                              Communications: 865 South Figueroa
                                              ---------------------
                                              21st Floor
                                              ---------------------
                                              Los Angeles, CA  90017
                                              ---------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 4, 1995           PURCHASER


                              Thermo Electron Corp.
                              -------------------------------------
                              (Print name of Purchaser)

                                   By:  Pecks Management Partners
                                   Ltd.
                                      Its Investment Advisor

                              By: /s/ Arthur W. Berry
                                 ----------------------------------
                                 Name:  Arthur W. Berry
                                 Title:  Managing Director



                              Number of Warrants   1,500
                                                -------------------


                              Address for
                              Communications: 1 Rockefeller Plaza
                                              ---------------------
                                              Suite 900
                                              ---------------------
                                              New York, NY  10020
                                              ---------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 8, 1995           PURCHASER


                              Verdant Investors Group, Ltd.
                              ---------------------------------------------
                              (Print name of Purchaser)

                                   For and on behalf of Verdant
                                   Investors Group, Ltd.

                              By: /s/ Ho Tuen Yee      /s/ Sandra E. Pallas
                                 ------------------------------------------
                                 Name:  Ho Tuen Yee    Sandra E. Pallas
                                 Title:  Director      Joint Secretary



                              Number of Warrants   7,500
                                                ---------------------------


                              Address for
                              Communications: Suite 922C
                                              ---------------------
                                              Europort
                                              ---------------------
                                              Gibraltar
                                              ---------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  May 8, 1995           PURCHASER


                              WG Trading Company Limited Partnership
                              --------------------------------------
                              (Print name of Purchaser)



                              By: /s/ Paul R. Greenwood
                                 -----------------------------------
                                 Name:  Paul R. Greenwood
                                 Title:  Managing General Partner



                              Number of Warrants  30,000
                                                --------------------


                              Address for
                              Communications: 1 East Putnam Avenue
                                              ----------------------
                                              Greenwich, CT  06830
                                              ----------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                        PURCHASER


                              Zazove Convertible Fund L.P.
                              ----------------------------------
                              (Print name of Purchaser)



                              By: /s/ Steven Kleiman
                                 -------------------------------
                                 Name:  Steven Kleiman
                                 Title:  Chief Financial Officer



                              Number of Warrants  16,800
                                                ----------------


                              Address for
                              Communications: 4801 W. Peterson
                                              ------------------
                                              #615
                                              ------------------
                                              Chicago, IL  60646
                                              ------------------




                              -------------------------------------------
                                              Notary Public


                              My commission expires
                              on:
                                 ----------------------------------------



                              AUDIOVOX CORPORATION



                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:                       PURCHASER          DTC #2130
                             Bank of America NT & SA              David Harvey
                             Trust Securities Processing Section  CCH Unit #8345
                             Capital Changes Unit 8345            (818) 507-3768


                             c/o Convertible Securities Fund
                             -------------------------------------
                             (Print name of Purchaser)


                             By: /s/ Tina Lukaris
                                ----------------------------------
                                Name:  Tina Lukaris
                                Title:  Vice President


                             Number of Warrants  30,000
                                               -------------------


                             Address for
                             Communications: Bank of America
                                             -----------------------------
                                             Trust Securities Processing
                                             -----------------------------
                                             P.O. Box 3577
                                             -----------------------------
                                             Los Angeles, California 90051
                                             -----------------------------
                                             Capital Changes Unit #8345
                                             -----------------------------
                                             ATTN:  David Harvey
                                             -----------------------------




                             -------------------------------------------
                                             Notary Public


                             My commission expires
                             on:
                                ----------------------------------------



                             AUDIOVOX CORPORATION



                             By:
                                ----------------------------------------
                                Name:
                                Title:

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth below.

Dated:  5/12/95               PURCHASER


                              Bank of America Convertible Securities Fund
                              -------------------------------------------
                              (Print name of Purchaser)


                              By: /s/ Hugo W. Anderson, III
                                 ----------------------------------------
                                 Name:  Hugo W. Anderson, III
                                 Title:  Authorized Oficer


                              Number of Warrants   7,500
                                                -------------------------


                              Address for
                              Communications: BofA Capital Management, Inc.
                                              -----------------------------
                                              300 South Grand Ave., Ste. 20
                                              -----------------------------
                                              Los Angeles, California 90071
                                              -----------------------------
                                                               -


                              /s/Florence Goldstein
                              -----------------------------------
                                         Notary Public

                              My commission expires
                              on:  4/29/97
                                   ------------------------------

                              AUDIOVOX CORPORATION


                              By:
                                 --------------------------------
                                 Name:
                                 Title: